U.S. Securities and Exchange Commission
                                Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  July 10, 2006


                               ADA-ES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                 000-50216               84-1457385
----------------------------      -----------          -----------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
       of incorporation)          File Number)        Identification No.)


               8100 SouthPark Way, B, Littleton, Colorado           80120
               ------------------------------------------          --------
                 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (303)734-1727


                               Not Applicable
                              ----------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR
      240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Election of Directors

On July 10, 2006, the Board of Directors of the Company by unanimous action increased the number of its members from eight to nine and appointed Richard Swanson as a member and chairman of its Audit Committee, to serve until the next annual shareholders' meeting. It is expected that Mr. Swanson will also act as a member of the Compensation Committee of the Board. Mr. Swanson has had no previous relationship with the Company, nor is there any arrangement between him and any other person pursuant to which he has agreed to serve in the above capacities. The press release announcing his appointment is included as an exhibit to this report.



Item 9.01. Financial Statements and Exhibits

(d)
The following item is filed as an exhibit to this report:

99.1 Press release dated July 18, 2006 announcing the appointment of Richard Swanson as a director of the Company.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					       	         ADA-ES, Inc.
						                 Registrant

Date:  July 25, 2006                          /s/ Mark H. McKinnies
                                              ----------------------
                                                 Mark H. McKinnies
                                         Senior VP & Chief Financial Officer

INDEX TO EXHIBITS




Exhibit No.                 Description
-----------               -----------------
 99.1                  Press Release dated July __, 2006.